Deferred consideration	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
12.	Deferred consideration:

On November 18, 2013, the Company completed the acquisition of Correvio LLC through the purchase of a combination of assets and shares in exchange for 19.9% of the Company’s then outstanding shares and deferred consideration of $12,000. The deferred consideration was being repaid monthly at an amount equal to 10% of cash receipts from product sales and any applicable interest accrued at 10% compounded annually.  The Company repaid the deferred consideration in full during the third quarter of 2017. As a result of the full repayment, $1,000 of restricted cash was released from escrow (note 6).